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                                                                   EXHIBIT 10.34

                      TURNKEY HOSPITAL PURCHASE AGREEMENT

1. SELLER

NEUROTECH DEVELOPMENT CORPORATION, LOCATED AT 45 ORCHARD STREET, MANHASSET, NEW YORK, 11030, USA, A REGISTERED DELAWARE CORPORATION HEREBY REFERRED TO AS THE SELLER.

2. PURCHASOR

THE No. 4 People's Hospital in Tai-Xing City, Jiangsu Province and Ren'ai Tumours Therapeutic Centre and Jiangsu Development Authority. HEREINAFTER REFERRED TO AS THE PURCHASOR. THAT THE PURCHASOR WILL BE THE OPERATOR OF THE HOSPITAL(S), THE PURCHASOR IS ENTERING INTO THIS AGREEMENT WITH FULL CORPORATE INTENT AND LEGAL RESPONSIBILITY IN ACCORDANCE WITH THE GOVERNING LAWS OF THE PEOPLES REPUBLIC OF CHINA.

3. QUALITY STANDARDS

THE PURCHASOR WILL MAINTAIN THE QUALITY STANDARDS SET FORTH BY THE SELLER IN THE TRAINING PROGRAM OF THE HOSPITALS NAMED IN THIS AGREEMENT.

4. DESCRIPTION OF HOSPITALS

A 250 BED ACUTE CARE FACILITY, WITH SPECIALIZATION IN THE TREATMENT AND DIAGNOSIS OF CANCER, WITH FULL OUTPATIENT DEPARTMENTS AND SERVICES AS WELL AS EMERGENCY SERVICES, RESEARCH & EDUCATION CENTRE. THIS HOSPITAL WILL ALSO HAVE A TRAUMA CENTRE, WITH HELIPAD.

SIZE:           150,000 SQ FEET
NUMBER OF BEDS: 250
STRUCTURE:      PREFABRICATED CONCRETE

ALL ACUTE CARE DEPARTMENTS:  RADIOLOGY
                             EMERGENCY
                             ONCOLOGY
                             NEUROLOGY
                             ORTHOPEDIC
                             OBSTETRIC
                             GYNECOLOGY
                             PEDIATRIC
                             SURGERY
                             UROLOGY
                             INTERNAL MEDICINE
                             CARDIOLOGY
                             LABORATORY
                             RESEARCH DEPARTMENT

OPERATING SYSTEMS:           ACCOUNTING
                             PURCHASING
                             MEDICAL RECORDS
                             TELEMEDICINE


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EQUIPMENT & SUPPLIES:      ALL DEPARTMENTAL EQUIPMENT
                           DIGITAL RADIOLOGY AND DIAGNOSTIC EQUIPMENT
                           OPERATING ROOM EQUIPMENT
                           EMERGENCY ROOM EQUIPMENT
                           PHARMACY EQUIPMENT
                           ALL PHARMACEUTICALS
                           ALL MEDICAL DISPOSABLES
                           COMPUTERIZED BILLING AND ACCOUNTING SYSTEMS
                           MEDICAL RECORDS SYSTEMS
                           ALL FURNISHINGS FIXTURES
                           FULL DIETARY FACILITY
                           WATER TREATMENT SYSTEM
                           MAINTENANCE AND REPAIR SHOP

CONSTRUCTION STANDARD:     USA
PHARMACEUTICAL STANDARD:   USA & CHINA
EQUIPMENT STANDARD     :   USA
HEALTH PRACTICE CODE   :   USA

5. SERVICES PROVIDED BY SELLER

ANCILLARY SERVICES:  STAFF TRAINING IN USA

MEDICAL STAFF:       FULL MEDICAL STAFF
                     LABORATORY STAFF
                     ADMINISTRATIVE STAFF

SUPPORT SERVICES ONLY:  MAINTENANCE SUPERVISOR
                        HOUSEKEEPING
                        DIETARY SUPERVISORS

6. DEPOSIT

   DEPOSIT WILL BE MADE BY THE ADMINISTRATIVE BANK UPON COMPLETION OF THIRD PARTY FINANCE AGREEMENT.

7. NON EXCLUSIVITY

   THE HOSPITALS ARE SOLD ON A NON EXCLUSIVE BASIS. THE NAMES "GLOBAL HEALTH" AND "NEUROTECH CORPORATION" CANNOT BE USED IN THE OPERATING NAME OF THE HOSPITAL.

8. CONTRACTUAL ORDER OF PROCEDURES

   UPON EXECUTION OF THIS CONTRACT AND RECEIPT OF DEPOSIT, NEUROTECH TECHNICAL TEAM WILL ARRIVE AT SITE, BEGIN PUBLIC HEALTH STUDY, OPERATING STUDY, AND PREPARE FINAL REPORT AND FINAL BUDGETARY PROPOSAL.

   THIS REPORT SHALL CONSIST OF RECOMMENDED FINAL CONFIGURATION AND DRAWINGS FOR EACH HOSPITAL, DEPENDENT ON POPULATION, SERVICE AREA, PUBLIC HEALTH ETC.


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    TECHNICAL STAFF ADMINISTRATOR, WILL REMAIN AND BEGIN INTERVIEWS AND
    SELECTION OF HOSPITAL STAFF WITH PURCHASOR.

9.  APPROVALS REQUIRED

    PURCHASOR HAS CONFIRMED THAT ALL RELEVANT GOVERNMENT APPROVALS FOR THIS PROJECT HAVE BEEN ISSUED.

10. PAYMENT

    UPON PURCHASORS EXECUTION OF THIS AGREEMENT, PURCHASOR BANK WILL OPEN BANK GUARANTY OR OTHER RELEVANT CONFIRMING DOCUMENTATION TO THE BANK OF CHINA, HONG KONG FOR CONSTRUCTION OF THE PROPOSED HOSPITAL(S).


11. DELIVERY TIME

    THERE IS 1 ACUTE CARE HOSPITAL IN THIS CONTRACT WHICH WILL BE DELIVERED AND OPENED IN ACCORDANCE WITH THE FINAL SCHEDULES SET FORTH BY MUTUAL AGREEMENT BETWEEN THE PURCHASOR AND THE SELLER.

12. TRAINING

    STAFF TRAINING SHALL COMMENCE AT THE MIDTERM OF THE CONSTRUCTION PROCESS.

    EMPLOYEE SALARIES, MEALS, ARE THE RESPONSIBILITY OF THE PURCHASOR.

    TRAINING SHALL TAKE PLACE AT THE UNIVERSITY OF TEXAS, AT HOUSTON, OR ANY OTHER NEUROTECH AFFILIATED SCHOOL.

    THERE WILL BE 3 CLASSES. EACH TIMED FOR THE DELIVERY OF THE HOSPITAL(S) FOR THAT PERIOD.

13. ADMINISTRATOR

    AN AMERICAN ADMINISTRATOR WILL REMAIN FOR THE FIRST 6 MONTHS OF OPERATION AT THE EXPENSE OF THE SELLER.

14. FINANCING

    FINANCING IS ARRANGED WITH THIRD PARTY PROVIDERS, THRU FINANCIAL INSTITUTIONS, AS DESIGNATED BY THE WORLD COUNCIL OF PEOPLE'S FOR THE UNITED NATIONS.

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15. PURCHASOR PROVIDES

    LAND
    ROAD
    ELECTRICITY
    FRESH WATER
    SEWAGE
    TELEPHONE LINES

16. PRICING

    THE 250 BED ACUTE CARE FACILITY IS PRICED AT $40,000,000 USD.

    PRICING MAY VARY IN ACCORDANCE WITH FINAL SPECIFICATIONS AND
    RECOMMENDATIONS OF TECHNICAL COMMITTEE AND/OR PURCHASOR.

17. ENDORSEMENTS

    THIS HOSPITAL PROJECT HAS BEEN SUBMITTED TO THE UNITED NATIONS WORLD COUNCIL OF PEOPLES FOR APPROVAL AS A HUMANITARIAN PROJECT. THIS DESIGNATION MAY BE USED WHEN SEEKING FINANCING, AND GOVERNMENTAL APPROVALS.

18. GOVERNING LAW

    THIS CONTRACT SHALL BE DEEMED VALID AND SUBJECT TO THE LAWS OF PEOPLES REPUBLIC OF CHINA.

19. LOCATIONS

    THE HOSPITAL SHALL BE LOCATED IN THE AREA AS DIRECTED BY THE MUNICIPALITY OF TAI-XING CITY, JIANGSU PROVINCE. MODIFICATIONS IN DESIGN REQUIRED BY GEOGRAPHICAL LOCATION, WILL BE THE RESPONSIBILITY OF THE PURCHASOR.

    SUCH SPECIAL CONDITIONS INCLUDE, CONSTANT POWER GENERATION, MEDICAL WASTE DISPOSAL UNIT, FLOOD PLANE, EARTHQUAKE ETC.

    A SEPARATE PUBLIC HEALTH ANALYSIS WILL BE DONE FOR EACH AREA.

20. RECOGNIZED AGENTS

    THE FOLLOWING AGENTS ARE RECOGNIZED AS AGENTS FOR THE SELLER:

    GRACE FAME INDUSTRIAL LTD.
    ROOM 301 NO. 14 BLK 8
    TIANLIN HUAYUAN, LANE 90 TIANLIN RD, XUHUI DISTRICT
    SHANGHAI, PEOPLES REPUBLIC OF CHINA

    SOPHIA YAU, PRESIDENT
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21. TERM OF PROJECT

    THIS PROJECT IS ESTIMATED TO TAKE 3 YEARS TO COMPLETE FROM THE DATE OF INITIAL CONTRACT PAYMENT.

    SO WE HEREBY COMPLETE THIS AGREEMENT AND SET FORTH OUR SIGNATURES ON THIS DATE.

AGREED


SELLER: /S/ LAWRENCE M. ARTZ                           DATE: APRIL 12, 2000
        -----------------------------------------            -------------------
        NEUROTECH DEVELOPMENT CORPORATION
        LAWRENCE M. ARTZ, VICE PRESIDENT


PURCHASOR: /s/ [SIGNATURE APPEARS HERE]                DATE: [DATE APPEARS HERE]
        -----------------------------------------            -------------------
        NO. 4 PEOPLES HOSPITAL TAI-XING CITY,
        JIANGSU PROVINCE DEVELOPMENT AUTHORITY
                       , LEGAL REPRESENTATIVE

AGENT: /S/ SOPHIA YAO LIU                              DATE: APRIL 12, 2000
       ------------------------------------------            -------------------
       GRACE FAME INDUSTRIAL LTD
       SOPHIA YAO LIU, PRESIDENT

[SEAL OF GRACE FAME INDUSTRIAL LTD. APPEARS HERE]